UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2007

INTEGRATIVE HEALTH TECHNOLOGIES, INC.
(FKA Senticore, Inc.)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

814-0069
(Commission File Number)

11-3504866
(I.R.S. Employer Identification No.)

4940 Broadway, Suite 201
San Antonio, TX 78209
(Address of Principal Executive Offices, including Zip Code)

(210) 824.4416
(Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by Integrative Health Technologies, Inc., a Delaware corporation (the “Registrant”), in connection with the items set forth below.

ITEM 8.01 OTHER EVENTS

On October 15, 2007 the Financial Industry Regulatory Authority (“FINRA) cleared Park Financial Group, Inc.’s request for an un-priced quotation on the OTC Bulletin Board for Integrative Health Technologies, Inc.’s common stock (IHTI) and approved Park’s request for a price quotation at “market pricing” on October 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATIVE HEALTH TECHNOLOGIES, INC.

By:           /s/ Gilbert R. Kaats, PhD.
Gilbert R. Kaats, PhD.
Chairman, President and Chief Executive Officer

Date: November 12, 2007